SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 12:-	SUBSEQUENT EVENTS

On February 21, 2019, Attunity entered into the Merger Agreement with Parent, Merger Sub, and, solely for purposes of certain specified provisions of the Merger Agreement, Ultimate Parent and Qlik Technologies, under which Parent will acquire Attunity. Under the terms of the agreement, Parent will acquire all outstanding ordinary shares of Attunity for a total value of approximately $551 thousand. The closing of the transaction is subject to customary closing conditions, including the approval of Attunity shareholders and clearance from relevant regulatory authorities. The transaction is expected to close in the second quarter of 2019.